                                                                    EXHIBIT 99.1


                           UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT
                                  SERIES 1995-2
                     FOR THE PERIOD ENDING DECEMBER 31, 1998

         Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. ("UB"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, UB and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 1/01/98 - 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount.

         (1) The total amount of the
         distribution in respect of Class A
         Certificates, per $1,000 original
         certificate principal amount                                            $59.50000000
                                                                                 ------------

         (2) The amount of the distribution set forth
         in paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 original
         certificate principal amount                                            $59.50000000
                                                                                 ------------

         (3) The amount of the distribution set forth
         in paragraph 1 above in respect of principal
         of the Class A Certificates, per $1,000
         original certificate principal amount                                          $0.00
                                                                                        -----

B)       Class A Investor Charge Offs and
         Reimbursement of Charge Offs
         (1) The amount of Class A Investor
         Charge Offs                                                                    $0.00
                                                                                        -----
         (2) The amount of Class A Investors Charge
         Offs set forth in paragraph 1 above, per
         $1,000 original certificate
         principal amount                                                               $0.00
                                                                                        -----
         (3) The total amount reimbursed in
         respect of Class A Investor Charge
         Offs                                                                           $0.00
                                                                                        -----
         (4) The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                                                   $0.00
                                                                                        -----
         (5) The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class
         A Invested Amount after giving effect
         to all transactions on such
         Distribution Date                                                              $0.00
                                                                                        -----

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of
         Class B Certificates, per $1,000 original
         certificate principal amount                                            $61.00000000
                                                                                 ------------
         (2) The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class B
         Certificates, per $1,000 original
         certificate principal amount                                            $61.00000000
                                                                                 ------------
         (3) The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal of the Class B
         Certificates, per $1,000 original
         certificate principal amount                                                   $0.00
                                                                                        -----

D)       Amount of reductions in Class B Invested
         Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

         (1) The amount of reductions in Class B
         Invested Amount pursuant to clauses (c), (d),
         and (e) of the definition of
         Class B Invested Amount                                                        $0.00
                                                                                        -----

         (2) The amount of reductions in the Class B
         Invested Amount set forth in paragraph 1
         above, per $1,000 original certificate principal amount                        $0.00
                                                                                        -----
         (3) The total amount reimbursed in
         respect of such reductions in the
         Class B Invested Amount                                                        $0.00
                                                                                        -----
         (4) The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                                                   $0.00
                                                                                        -----
         (5) The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class
         B Invested Amount after giving effect
         to all transactions on such
         Distribution Date                                                              $0.00
                                                                                        -----

E) Information regarding certain distributions to the Collateral Interest Holder

          (1) The amount distributed to the Collateral
          Interest Holder in respect of interest on the
          Collateral Invested Amount                                            $2,359,484.17
                                                                                -------------
          (2) The amount distributed to the
          Collateral Interest Holder in respect
          of principal on the Collateral
          Invested Amount                                                               $0.00
                                                                                        -----

F)       Amount of reductions in Collateral
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition of
         Collateral Invested Amount

         (1) The amount of reductions in the
         Collateral Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested
         Amount                                                                         $0.00
                                                                                        -----
         (2) The total amount reimbursed in
         respect of such reductions in the
         Collateral Invested Amount                                                     $0.00
                                                                                        -----

                             UNIVERSAL CARD SERVICES CORP.,
                                Servicer

                             By /s/Thomas F. Donahue
                                --------------------
                                Name:  Thomas F. Donahue
                                Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/98):                        $9,576,817,282.65
                                                                                 -----------------
Beginning of the Period Finance Charge Receivables (01/01/98):                      $90,433,646.72
                                                                                    --------------
Beginning of the Period Discounted Receivables:                                              $0.00
                                                                                             -----
Beginning of the Period Premium Receivables:                                                 $0.00
                                                                                             -----
Beginning of the Period Total Receivables (01/01/98):                            $9,667,250,929.37
                                                                                 -----------------


Removed Principal Receivables:                                                               $0.00
                                                                                             -----
Removed Finance Charge Receivables:                                                          $0.00
                                                                                             -----
Removed Total Receivables:                                                                   $0.00
                                                                                             -----


Additional Principal Receivables: (3/98, 5/98, 10/98)                            $6,883,622,424.20
                                                                                 -----------------
Additional Finance Charge Receivables: (3/98, 5/98, 10/98)                          $73,558,046.10
                                                                                    --------------
Additional Total Receivables:                                                    $6,957,180,470.30
                                                                                 -----------------


Discounted Receivables Generated this Period:                                                $0.00
                                                                                             -----
Premium Receivables Generated this Period:                                                   $0.00
                                                                                             -----
End of the Period Principal Receivables (12/31/98):                             $14,274,783,458.43
                                                                                ------------------
End of the Period Finance Charge Receivables (12/31/98):                           $261,689,225.87
                                                                                   ---------------
End of the Period Discounted Receivables:                                                    $0.00
                                                                                             -----
End of the Period Premium Receivables:                                                       $0.00
                                                                                             -----
End of the Period Total Receivables (12/31/98):                                 $14,536,472,684.30
                                                                                ------------------


Special Funding Account Balance                                                              $0.00
                                                                                             -----
Aggregate Invested Amount (all Master Trust Series)                             $12,249,999,999.99
                                                                                ------------------

End of the Period Transferor Amount (12/31/97)                                     $123,966,334.19
                                                                                   ---------------


DELINQUENCIES AND LOSSES ---
                                                                                     RECEIVABLES
End of the Period Delinquencies: (12/31/98)
   31-60 Days Delinquent                                                           $166,192,354.00
                                                                                   ---------------
   61-90 Days Delinquent                                                           $102,872,527.00
                                                                                   ---------------
   91+ Days Delinquent                                                             $182,788,804.00
                                                                                   ---------------

   Total 31+ Days Delinquent                                                       $451,853,685.00
                                                                                   ---------------

Defaulted Accounts During the Period (01/01/98-12/31/98)                           $643,241,153.08
                                                                                   ---------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                           $675,000,000
                                                          ------------
Class B Initial Invested Amount                            $35,625,000
                                                           -----------
Collateral Initial Invested Amount                         $39,375,000
                                                           -----------
INITIAL INVESTED AMOUNT                                                                  $750,000,000
                                                                                         ------------

Class A Invested Amount                                $675,000,000.00
                                                       ---------------
Class B Invested Amount                                 $35,625,000.00
                                                        --------------
Collateral Invested Amount                              $39,375,000.00
                                                        --------------
INVESTED AMOUNT                                                                          $750,000,000
                                                                                         ------------


Class A Adjusted Invested Amount                       $675,000,000.00
                                                       ---------------
Class B Adjusted Invested Amount                        $35,625,000.00
                                                        --------------
Collateral Invested Amount                              $39,375,000.00
                                                        --------------
ADJUSTED INVESTED AMOUNT                                                                 $750,000,000
                                                                                         ------------


ANNUAL SERVICING FEE                                                                   $15,000,000.00
                                                                                       --------------


INVESTOR DEFAULT AMOUNT                                                                $39,856,025.95
                                                                                       --------------


GROUP 2 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                 5.96%
                                                                                                 -----
IN GROUP 2

GROUP 2 INVESTOR FINANCE CHARGE COLLECTIONS                                           $129,656,870.18
                                                                                      ---------------
GROUP 2 INVESTOR ADDITIONAL AMOUNTS                                                             $0.00
                                                                                                -----
GROUP 2 INVESTOR DEFAULT AMOUNT                                                        $39,856,025.95
                                                                                       --------------
GROUP 2 INVESTOR ANNUAL FEES                                                           $15,000,000.00
                                                                                       --------------
GROUP 2 INVESTOR ANNUAL INTEREST                                                       $44,695,109.17
                                                                                       --------------


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                                              8.09%
       ---- -                                                                                    ----
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                                                $159,093,084.69
       ---- -                                                                         ---------------
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                                                $0.00
                                                                                                -----
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                                               $51,164,427.34
                                                                                       --------------
SERIES 1995-2 ANNUAL FEES                                                              $15,000,000.00
                                                                                       --------------
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                                       $1,866,551,775.95
                                                                                    -----------------

SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                                                         $52,500,000.00
                                                                                                 --------------
FLOATING ALLOCATION PERCENTAGE                                                                            79.05%
                                                                                                          ------


INVESTOR FINANCE CHARGE COLLECTIONS                                                             $124,179,000.18
                                                                                                ---------------
INVESTOR DEFAULT AMOUNT                                                                          $39,856,025.95
                                                                                                 --------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                 $129,656,870.18
                                                                                                ---------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                          79.05%
                                                                                                          ------
AVAILABLE PRINCIPAL COLLECTIONS                                                               $1,452,757,890.68
                                                                                              -----------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                               90.00%
                                                                                                          -----

    Class A Floating Percentage of Reallocated                   $116,830,361.05
                                                                 ---------------
    Investor Finance Charge Collections
    Other Amounts                                                          $0.00
                                                                           -----
TOTAL CLASS A AVAILABLE FUNDS                                                                   $116,830,361.05
                                                                                                ---------------

   Class A Annual Interest                                        $40,162,500.00
                                                                  --------------
   Class A Servicing Fee (if applicable)                                   $0.00
                                                                           -----
   Class A Investor Default Amount                                $35,870,423.35
                                                                  --------------
TOTAL CLASS A EXCESS SPREAD                                                                      $40,797,437.72
                                                                                                 --------------

CLASS A REQUIRED AMOUNT                                                                                   $0.00
                                                                                                          -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                                4.75%
                                                                                                           ----

CLASS B AVAILABLE FUNDS                                                                           $6,158,701.33
                                                                                                  -------------

   Class B Annual Interest                                         $2,173,125.00
                                                                   -------------
   Class B Servicing Fee (if applicable)                                   $0.00
                                                                           -----
TOTAL CLASS B EXCESS SPREAD                                                                       $3,985,576.33
                                                                                                  -------------

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                             5.25%
                                                                                                           ----

COLLATERAL AVAILABLE FUNDS                                                                        $6,806,985.70
                                                                                                  -------------
   Collateral Interest Servicing Fee (if  applicable)                                                     $0.00
                                                                                                          -----
TOTAL COLLATERAL EXCESS SPREAD                                                                    $6,806,985.70
                                                                                                  -------------

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                              $51,589,999.75
                                                                                                 --------------

Excess Spread Applied to Class A Required Amount                             $0.00
                                                                             -----
Excess Spread Applied to Class A Investor Chargeoffs                         $0.00
                                                                             -----

Excess Spread Applied to Class B Required Amount                     $1,893,161.24
                                                                     -------------
Excess Spread Applied to Reductions of Class B                               $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                         -----

Excess Spread Applied to Collateral Annual                           $2,359,484.17
                                                                     -------------
Interest
Excess Spread Applied to Unpaid Annual                              $15,000,000.00
                                                                    --------------
Servicing Fee
Excess Spread Applied Collateral Default Amount                      $2,092,441.37
                                                                     -------------
Excess Spread Applied to Reductions of                                       $0.00
                                                                             -----
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                     $0.00
                                                                             -----
Excess Spread Applied to Other Amounts Owed to                               $0.00
                                                                             -----
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                  $30,244,912.97
                                                                    --------------

EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS                            $415,269,949.20
FOR ALL ALLOCATION SERIES                                          ---------------

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                            $0.00
ALLOCATED TO SERIES 1995-2                                                   -----

Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----
Class A Required Amount
Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----
Class A Investor Charge Offs
Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----
Class B Required Amount
Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----
Collateral Annual Interest
Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----

Unpaid Annual Servicing Fee
Excess Finance Charge Collections Applied to                                 $0.00
Collateral Default Amount                                                    -----

Excess Finance Charge Collections Applied to                                 $0.00
Reductions of Collateral Invested Amount                                     -----
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                 $0.00
Reserve Account                                                              -----

Excess Finance Charge Collections Applied to                                 $0.00
                                                                             -----
Other Amounts Owed to Collateral Interest Holder

YIELD, BASE, AND EXCESS SPREAD RATE---

AVERAGE BASE RATE FOR THE PERIOD                                              7.96%
                                                                              ----

AVERAGE SERIES ADJUSTED PORTFOLIO                                            11.99%
YIELD FOR THE PERIOD                                                         -----

AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                     4.03%
                                                                              ----

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                 90.00%
                                                                             -----

   Class A Principal Collections                       $1,307,482,101.59
                                                       -----------------

CLASS B PRINCIPAL PERCENTAGE                                                  4.75%

   Class B Principal Collections                          $69,005,999.80
                                                          --------------

COLLATERAL PRINCIPAL PERCENTAGE                                               5.25%
                                                                              -----
   Collateral Principal Collections                       $76,269,789.25
                                                          --------------

AVAILABLE PRINCIPAL COLLECTIONS                        $1,452,757,890.64
                                                       -----------------

REALLOCATED PRINCIPAL COLLECTIONS                                            $0.00
                                                                             -----

SERIES 1995-2 PRINCIPAL SHORTFALL                                            $0.00
                                                                             -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $0.00
PRINCIPAL SHARING SERIES                                                     -----

ACCUMULATION ---

Controlled Accumulation Amount                                         $0.00
                                                                       -----
Deficit Controlled Accumulation Amount                                 $0.00
                                                                       -----
CONTROLLED DEPOSIT AMOUNT                                                                             $0.00
                                                                                                      -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                     $0.00
                                                                                                      -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                           $1,452,757,890.68
                                                                                          -----------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                          $0.00
                                                                                                      -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                    $0.00
BY PRINCIPAL PAYMENTS)                                                                                -----
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                       $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                           -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                               $0.00
                                                                                                      -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                           $0.00
REIMBURSED                                                                                            -----

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                        $0.00
REIMBURSED                                                                                            -----


                              UNIVERSAL CARD SERVICES CORP.,
                              as Servicer


                              By /s/Thomas F. Donahue
                                 ---------------------------
                                 Name:  Thomas F. Donahue
                                 Title:  Servicing Officer